Exhibit 99.2
                                 New Valu, Inc.
                                 300 Plaza Drive
                             Vestal, New York 13850

                                February 10, 2006

Genco Power Solutions, Inc.
1141 South Rogers Circle, Suite 11
Boca Raton, Florida 33487

Attn:  Anton Lee Wingeier, CFO

                                                    Re:  Loan Agreement
                                                         --------------

Ladies and Gentlemen:
         This letter will set forth our agreement and understanding with respect to the financing that New Valu, Inc. ("Lender") to Genco Power Solutions, Inc. ("Genco").

Lender will lend Genco up to $1,000,000 as follows.

On the date of this Agreement, Lender will lend Genco the sum of $500,000, for which Genco will issue its 18% term promissory note in substantially the form of Exhibit A to this Agreement (the "First Loan").

On notice given to the Lender within 20 days from the date of this Agreement, Genco shall have the right to borrow up to an additional $500,000 from Lender (the "Second Loan," and, together with the First Loan, the "Loans"), for which the Lender will issue its 18% term promissory notes. The note issued for the Second Loan shall be the same as the note issued for the First Loan and within 30 days after the date of the First Loan and the twelve month amortization shall commence on the same day as the First Loan.

Payment of the Loans shall be secured by the guaranty of John P. Acunto, Jr. and a security interest in all of Genco's assets. The guaranty and security agreement shall be in substantially the forms of Exhibits B and C, respectively, to this Agreement.

a) As additional consideration for the First Loan, Genco shall issue to Lender 70 shares of its common stock ("Common Stock") which Genco represents constitutes 7% of the issued and outstanding stock of Genco.

The shares of Common Stock issued and issuable to Lender pursuant to this Agreement (the "Lender Shares"), when issued as provided in this Agreement have been authorized for issuance and, when so issued, will be duly and validly authorized and issued, fully paid and non-assessable.

Lender represents that it is an accredited investor, as defined in Rule 501 of the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), that Lender is acquiring the Lender Shares for investment, for its own account and not with view to the sale or distribution thereof. The Lender understands that the Lender Shares are restricted securities and may not be sold or otherwise transferred or conveyed without an effective registration statement under the Securities Act or an exemption from the registration requirements under federal and state securities laws, and the certificate for the Common Stock will bear Genco's standard investment legend.

Other than a maximum of 70 Lender Shares, there are 930 share of Common Stock outstanding or authorized for issuance as of the date of this Agreement and there are no shares of any other class of stock issued or authorized and Genco agrees not to issue any other common stock or any other class of stock without the express written consent of Lender, which shall not be unreasonably withheld.

b) Lender understands and agrees that, except in an Adsouth Sale, as hereinafter defined, Lender will not sell, transfer, encumber or otherwise dispose of the Lender Shares for a period of 12 months following the date of this Agreement. After the expiration of such 12 month period, Lender shall have the right to require Adsouth to purchase all, and not less than all, of Lender's Shares at a price to be negotiated, but which shall not be less than three and one-half (3.5) times Genco's net income before interest, depreciation, amortization and taxes ("EBITDA") for the trailing twelve months allocable to the shares of Common Stock owned by Lender. EBITDA shall be determined in accordance with generally accepted accounting principles consistently applied (as reflected in Adsouth's filings with the Securities and Exchange Commission); provided, however, that in computing EBITDA for Genco there shall be a reasonable allocation of overhead to reflect services rendered by Adsouth administrative personnel for Genco. Genco shall also pay the pro rata share of expenses of any Adsouth employees (other than administrative personnel) who perform direct services for Genco.

In addition to the rights granted pursuant to Section 4(a) of this Agreement, Adsouth shall have a right of first refusal if the Lender desires to sell the Lender Shares. If Lender desires to sell the Lender Shares to a third party, the Lender shall give Adsouth written notice thereof, setting forth the name of the purchaser, the price and terms on which purchaser will purchase the Lender Shares, and such information concerning the identity and financial condition of the purchaser as Adsouth may request. If Adsouth does give notice to Lender within thirty (30) days after the Lender has provided Adsouth with notice of the proposed sale, including the information set forth in the preceding sentence and any other information concerning the terms of the sale and the business experience and financial condition of the proposed purchaser, the Lender may sell the Lender Shares to the purchaser named in the notice to Adsouth at the price set forth therein during the six months following the expiration of the thirty (30) day period referred to in this Section 4(b). If Lender proposed to sell the Lender Shares either (i) to a different purchaser or (ii )at a lower price or on terms more favorable to the purchaser or (iii) subsequent to the expiration of the six month period referred to in this Section 4(b), the Lender shall reoffer the Lender Shares to Adsouth in the manner provided in this
Section 4(b).

If Adsouth desires to accept an offer to purchase all of its stock interest in Genco, and the offer is contingent upon the sale to the purchaser or its affiliate, on the same or equivalent terms, by other stockholders of Genco, then the Lender agrees that, if requested by Adsouth, it will participate in such sale, and sell the Lender Shares to the purchaser or purchasers on the same or equivalent terms as Adsouth is selling its shares; provided, however, that the Lender will not be required to make any representation or warranties other than those relating to its ownership of, and absence of any security interest or lien in, the Lender Shares, and the absence of any actual adverse knowledge concerning the business, financial condition and prospects of Genco. A sale pursuant to this Section 4(c) is an "Adsouth Sale."

Genco will provide the Lender, or its assigns, with a right of first refusal to offer customers of Genco's products a financing option at an annual percentage rate of 17.99%. Lender understand the Genco currently has a consumer financing arrangement with Service Finance Company LLC ("Service"), and any obligations that Genco has to Lender pursuant to this Section 4 are and shall be subject to Genco's agreement and relationship with Service. The Lender understands that any credit or other agreement which the Lender may have with an end user or consumer of the products (a) is between the Lender and the consumer, (b) will be in compliance with all applicable licensing and consumer protection legislation. The Lender shall be responsible for its own marketing personnel, and the Lender shall not use any trademark or trade name of Adsouth or Genco. The Lender understands and agrees that Genco will have no credit responsibility of any kind and no other obligation with respect to the obligations of any consumer, and that Lender will have to conduct its own credit analysis.

This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

Any notice, request, demand, statement, authorization, approval, consent or other communication pursuant to this Agreement shall be in writing and signed by the party giving such notice. Notice to Genco shall be given to Genco at its principal executive offices, presently located at 1141 South Rogers Circle, Suite 11, Boca Raton, Florida 33487, telecopier (561) 750-0420, attention of Mr. Anton Lee Wingeier, President, and notice to Lender shall be given to Lender at 300 Plaza Drive, Vestal, New York 13850, attention of Burton I. Koffman with a copy to Howard M. Rittberg, 450 Plaza Drive., Vestal , NY 13850, or to such other address or person as either party may, from time to time, advise the other. Notice shall be given by hand delivery, certified or registered mail, return receipt requested, overnight courier service which provides evidence of delivery. Notices are deemed given upon receipt or a refusal of delivery.

This Agreement, and the respective rights, duties and obligations of the parties pursuant to this Agreement, shall be governed by the laws of the State of New York applicable to agreements executed and to be performed wholly within such state without references to principles of conflicts of law. The parties hereby
(a) consent to the jurisdiction of the federal and state courts sitting in Broome County, New York in any action relating to or arising out of this Agreement, (b) agrees that any process in any such action may be served upon it either (i) by certified or registered mail, return receipt requested, or by an overnight courier service which obtains evidence of delivery or (ii) by any other method of service permitted by law, with the same full force and effect as if personally served upon such party in Broome County, New York, and (c) waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto. This Agreement, and the respective rights, duties and obligations of the parties pursuant to this Agreement, shall be governed by the laws of the State of New York applicable to agreements executed and to be performed wholly within such State.

This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one agreement.

Genco agrees that of the $500,000 first loan, $5,000.00 shall be paid by Lender to Levene, Gouldin & Thompson, LLP for Lender's attorneys fees and the balance of $495,000.00 shall be wired to Genco.

         Please confirm your agreement with the foregoing.

                                     NEW VALU, INC.




                                     By:_____________________________
                                     Name:
                                     Title:

AGREED TO:

GENCO POWER SOLUTIONS, INC.


By:___________________________
Name:
Title:


CONSENTED TO:

ADSOUTH PARTNERS, INC.



By:___________________________
   Anton Lee Wingeier, CFO

                                 PROMISSORY NOTE

----------------- -------------- ---------------- ---------------- -------- ------------- -------------- --------------- -----------
Principal         Loan Date      Maturity         Loan No ***      Call     Collateral    Account ***    Officer ***     Initials
$500,000.00       02-10-06       03-15-07                          ***      ***                                          ***
----------------- -------------- ---------------- ---------------- -------- ------------- -------------- --------------- -----------
                                                                 References in the shaded area are for Lender's use only
                     and do not limit the applicability of this document to any particular loan or item.
                     Any item above containing "***" has been omitted due to text length limitations.
----------------- ------------------------------------------------------------------------------------------------------ -----------

Borrower:        Genco Power Solutions, Inc.                                  Lender:    New Valu, Inc.
                 1141 South Rogers Circle, Suite 11                                      300 Plaza Drive
                 Boca Raton, Florida 33427                                               Vestal, NY 13850

Principal Amount: $500,000.00 Interest Rate: 18.000% Date of Note: February 10, 2006

PROMISE TO PAY. To repay Borrower's loan, Genco Power Solutions, Inc., ( the "Borrower") promises to pay to New Valu, Inc. ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) or so much thereof as may be advanced and outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Commencing on March 15, 2006 Borrower shall make a payment of interest only and on April 15, 2006 and on the 15th day of each month thereafter Borrower shall make a principal payment of $41,666.67 plus accrued interest until March 15, 2007 when the entire unpaid principal balance plus accrued interest shall be due and payable.

INTEREST RATE. The interest rate on this Note is eighteen percent (18%) per annum.

PREPAYMENT. Pre-payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of principal and accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: New Valu, Inc., 300 Plaza Drive, Vestal, New York 13850.

LATE CHARGE. If a payment is 5 days or more late Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment of principal and/or interest, including the final principal payment or $500.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the interest rate on this Note to twenty-one percent (21%) or the maximum rate permitted by applicable law, whichever is less.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

         Payment Default. Borrower fails to make any payment when due under this Note.

         Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents including the Loan Agreement or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         Insolvency. This dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, it its sole discretion, as being an adequate reserve or bond for the dispute.

         Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

         Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the shareholders of Borrower.

         Adverse Change. A material adverse change occurs in Borrower's or Guarantor's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Borrower agrees to pay all costs and expenses Lender incurs to collect the loan. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Borrower hereby waives the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of New York without regard to its conflicts of laws provisions. This Note has been accepted by Lender in the State of New York.

COLLATERAL. Borrower acknowledges this Note is secured by a Security Agreement of even date herewith, all the terms and conditions of which are hereby incorporated and made a part of this Note. If there is any inconsistency between the terms and conditions of this Note and the terms and conditions of the collateral documents, the terms and conditions of this Note shall prevail.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

USURY. If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by Lender in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

GENCO POWER SOLUTIONS, INC.
By: Authorized Signer

                               SECURITY AGREEMENT

         SECURITY AGREEMENT dated as of the 10th day of February, 2006, by and among Genco Power Solutions, Inc., a Florida corporation (the "Debtor"), and New Valu, Inc. (the "Lender").

                                  WITNESSETH:
                                  ----------

         WHEREAS, Debtor has borrowed from Lender the sum of $500,000, for which it issued its Term Promissory Note (the "Initial Note") dated the date of this Agreement in the principal amount of $500,000, and Debtor may borrow up to an additional $500,000, for which it will issue a Term Promissory Note in the principal amount of the loan (the "Second Note"); and

         WHEREAS, Debtor has agreed to grant to the Lender, as collateral security for the payment by Debtor of its obligations under the Notes and this Agreement, a security interest in the Collateral, as hereinafter defined; and

         WHEREFORE, the parties do hereby agree as follows:

         1. When used in this Agreement, the following terms shall have the following meanings:

               (a)  "Lender" shall mean New Valu, Inc.

               (b) "Debtor" shall have the meaning set forth in the introductory paragraph of this Agreement.

               (c) "Notes" shall mean the Initial Note and, if issued, the Second Note.

               (d) "Liabilities" shall mean all obligations of Debtor under the Note and this Agreement.

               (e) "Accounts Receivable" shall mean any right of Debtor to payment for goods sold or leased or services rendered and all proceeds therefrom.

               (f) "Account Debtor" shall mean the party who is obligated on or under any Account Receivable.

               (g) "Collateral" shall mean (i) all Accounts Receivable, other receivables, accounts, contract rights, chattel paper and general intangibles (including, without limitation, goodwill, patents, trademarks, trade names, blueprints, designs, product lines and research and development) of Debtor, whether now owned or hereafter existing or acquired; (ii) all equipment (including all machinery, tool and furniture) and all inventory (including all merchandise, raw materials, work in process, finished goods and supplies) of any kind and all packaging and shipping materials, and any documents relating thereto, and all right, title and interest of Debtor therein and thereto, whether now owned or hereafter acquired by Debtor and wherever located; (iii) all instruments, documents of title, policies and certificates of insurance, securities, bank deposits, deposit accounts, checking accounts and any and all monies, drafts, notes, items and other property of Debtor and the proceeds thereof, now or hereafter held or received by, or in transit to any Lender from or for Debtor, whether for safekeeping, custody, pledge, transmission or otherwise, and any and all balances, sums, proceeds and credits of Debtor with, and any and all claims of Debtor against any Lender at any time existing; (iv) all accessions, additions or improvements to, all replacements, substitutions and parts for, and all products and proceeds of the foregoing, in any form, including, without limitation, any insurance proceeds or claims by Debtor against third parties, for loss or damage to or destruction of any or all of the foregoing Collateral, (v) all intellectual property rights, and (vi) all books, records, documents and property relating to and all proceeds and products relating to or resulting from all of the foregoing.

               (h) "Business Day" shall mean a day on which banks in the State of Florida are not required or permitted to be closed for all or part of the day.

               (i) "UCC" shall mean the Uniform Commercial Code of the State of New York.

               (j) "Permitted Encumbrances" shall mean security interests in property purchased or leased by Debtor where the sole security for payment of the purchase price is the property purchased, and shall include, but not be limited to, capital lease obligations and purchase money security interests whether existing on the date of this Agreement or subsequently incurred by Debtor.

               (k) All terms not expressly defined in this Agreement shall have the meanings set forth in the UCC.

         2. As security for the payment of all Liabilities, Debtor hereby assigns and grants to the Lender a continuing security interest in the Collateral, whether now owned or hereafter existing or acquired.

         3. Debtor represents, warrants, covenants and agrees that, (a) except for Permitted Encumbrances, no financing statements (other than those which may have been filed on behalf of the Lender) covering any of the Collateral are on file in any public office, and Debtor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest under this Agreement and Permitted Encumbrances, with full power and authority to execute this Agreement and perform its obligations under this Agreement, and (b) the books and records relating to all Collateral, including Accounts Receivable, are located at Debtor's address set forth in Exhibit A to this Agreement and will not be removed from such location without prior notice to the Lender. The representations, warranties, covenants and agreements set forth in this Section 3 shall continue to be true and correct at all times as long as any Liabilities shall be outstanding.

         4.  Debtor agrees as follows with respect to the Collateral:

               (a) As long as no event of default shall exist and be continuing, Debtor may receive and retain the proceeds of any Accounts Receivable, without any obligations to pay any such amounts to the Lender as a payment of Liabilities.

               (b) If requested by the Lender, Debtor shall establish a special account (a "Special Account") at a bank reasonably acceptable to the Lender, in which Debtor shall deposit or have deposited, in a manner and in accordance with a procedure acceptable to the Lender, as security for payment of the Liabilities, all cash, checks, drafts, wire transfers and other instruments for the payment of money which may be received by Debtor at any time in full or partial payment or otherwise as proceeds of any of the Accounts Receivable. Such amounts or items which may be received by Debtor and any amounts or items deposited in the Special Account shall not be commingled with any other of Debtor's funds or property, but will be held separate and apart from Debtor's other funds and property. Except as provided in Section 4(c) of this Agreement, Debtor may administer the funds deposited in the Special Account and may withdraw and utilize such funds as required in the course of its business. Debtor shall provide the Lender with the account number, branch, bank and bank officer in charge with respect to the Special Account and shall advise the bank in writing that, upon receipt by the bank of notice from the Lender as contemplated by said Section 4(c), the Lender shall have the rights with respect to the Special Account as are set forth in said Section 4(c). The Special Account may be maintained at the bank where the Debtor maintains its corporate accounts.

               (c) The Lender may, at any time when any Liabilities are outstanding, if an event of default shall have occurred and be continuing under the Note or this Agreement, require Debtor to give the Lender control of the Collateral.

                       (i) The Lender's control of the Accounts Receivable shall include, but not be limited to, the Lender's right, at Debtor's cost and expense, to (A) assume control, to the exclusion of Debtor, of the Special Account; (B) to establish one or more lockbox accounts at one or more banks or trust companies designated by the Lender under which the Lender would exercise exclusive control over withdrawals from and charges against such accounts, to the exclusion of Debtor; (C) to notify Account Debtor and instruct them to make all payments due Debtor to the lockbox account designated by the Lender, and (D) to take such action as the Lender deems appropriate, including the institution of collection proceedings and litigation, against any delinquent Account Debtor, in Debtor's name and/or Lender' own names or in the name of the Lender on behalf of the Lender, as the Lender shall deem appropriate, and to sell any such Collateral as hereinafter provided.

                       (ii) The Lender's control of the Collateral other than Accounts Receivable shall include, but not be limited to, the Lender's right at Debtor's cost and expense, (A) to enter upon any premises on which any of the Collateral may be located and, without resistance or interference by Debtor, take possession of the Collateral, (B) to dispose of any part or all of the Collateral on any premises of Debtor, as hereafter provided, (C) to require Debtor to assemble and make available to the Lender any part or all of the Collateral at any place and time designated by the Lender and reasonably convenient to both parties, (D) to remove any or all of the Collateral from any premises on which the same may be located, for the purpose of effecting sale or other disposition thereof or for any other purpose, and (E) to take such action as the Lender deems appropriate, including the sale, lease, rental or other disposition of any such Collateral as hereinafter provided.

                       (iii) Debtor will take such action as the Lender may reasonably request in order to assist the Lender in exercising its rights under this Section 4(c), and the Lender may take such action, in the name and on behalf of Debtor, as it deems necessary in order to enable Lender to exercise its rights under this Section 4(c). In the event that Debtor shall receive any cash, checks, drafts, wire transfers and other instruments for the payment of money in full or partial payment or otherwise as proceeds of any of the Collateral, Debtor shall immediately cause such amounts and items to be deposited in a lockbox account designated by the Lender.

                       (iv) In the event that, pursuant to Section 4(c)(i) or 4(c)(ii) of this Agreement, the Lender assumes control of the Accounts Receivable, then the Lender shall apply the proceeds from the Accounts Receivable to a reduction of the Liabilities in such order as the Lender shall, in its sole discretion, determine, including the payment of the expenses incurred in collection of Accounts Receivable or any other Collateral. Any excess shall be paid over to Debtor. The Lender is hereby authorized to endorse, in the name of Debtor, any item, howsoever received by the Lender representing any payment on or other proceeds of any of the Collateral. The proceeds of the Accounts Receivable shall be applied to the reduction of the Liabilities in the manner hereinbefore set forth on the Business Day following the date on which the Lender receives the cash from the Accounts Receivable, which day shall be, with respect to a check delivered in respect of an Account Receivable, the day on which the lockbox bank can advise the Lender that the check has cleared.

                       (v) Upon the occurrence and during the continuance of any event of default as long as any Liabilities are outstanding the Lender may, on five (5) Business Days' written notice to Lender, declare any part or all of the Liabilities immediately due and payable, and the Lender shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all other rights and remedies of a secured party under the UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently:

                            (A)  The Lender may, at any time and from time to
time, with or without judicial process or the aid and the assistance of others, sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings, or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, upon such terms, at such place(s) and time(s) and to such persons, firms or corporations as the Lender deems best, all without demand for performance or any notice or advertisement whatsoever except that, where an applicable statute requires reasonable notice of sale or other disposition, Debtor hereby agrees that the sending of five (5) days' notice, by ordinary mail, postage prepaid, to the address of Debtor set forth in Section 13 of this Agreement, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. If any of the Collateral is sold by the Lender upon credit or for future delivery, the Lender shall not be liable for the failure of the purchaser to pay for same, and in the event of such failure, the Lender may resell or otherwise dispose of such Collateral. Any Lender may buy any part or all of the Collateral at any public or private sale and in each case make payment therefor by any means, whether by credit against the Liabilities or otherwise, acceptable to the Lender, provided, however, that unless the purchase is made by all of the Lender, no Lender shall pay the purchase price by credit against the Liabilities except for such Lender's proportionate share. The Lender may apply the cash proceeds actually received from any sale or other disposition to the costs and expenses in connection therewith, including the expenses of retaking, holding, preparing for sale, selling or otherwise disposing of the Collateral, to reasonable attorneys' fees, to legal and travel expenses, premiums on bonds and undertakings, fees of custodians, sheriffs, marshals and auctioneers and others, and all other expenses which may be incurred by the Lender in attempting to collect the Liabilities or in otherwise exercising their rights pursuant to this Agreement, proceed against the Collateral or enforce the Notes or this Agreement, or in the prosecution or defense of any action or proceeding related to the Liabilities or the Note and/or this Agreement, and then to the Liabilities in such order and manner and as to principal and interest and other Liabilities as the Lender may in its sole discretion determine; and Debtor shall remain liable and will pay the Lender on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on any of the Liabilities, and the balance of any cost or expenses unpaid, with any surplus to be paid to Debtor subject to legal process or any duty of the Lender imposed by law in favor of the holder of any subordinate security interest in the Collateral known to the Lender or the Lender. Any purchase of any Collateral by any Lender shall be purchased by it discharged from all claims and from any right of redemption. In case of any sale by the Lender of any of the Collateral on credit, or for future delivery, the property so sold may be retained by the Lender until the selling price is paid by the purchaser. Neither the Lender nor any Lender shall incur any liability if the purchaser fails to take up and pay for the property so sold. In case of any such failure, the Collateral may be sold again, from time to time. It is understood that any action or rights which Lender may exercise shall be exercised by the Lender.

                            (B)  The Lender may at any time and from time to
time without notice to Debtor set off, appropriate and apply any and all Collateral in or coming into possession of the Lender to the payment of any or all of the Liabilities, in such order and manner and as to principal and interest and expenses as the Lender may in its sole discretion determine.

                       (vi) If, and to the extent that, a perfected security interest hereunder in any Collateral shall cease to be perfected for any reason whatsoever (including, without limitation, release of all or any balance in the Special Account or any lockbox account or use or disposition by Debtor of any proceeds of Collateral), then such Collateral (referred to in this Section 4(c)(vi) as "Released Collateral") shall be deemed thereby released from the security interest hereunder in exchange, as of the time of such release, for any other Collateral of equivalent value in which a perfected security interest under this Agreement is being obtained contemporaneously or has been most recently obtained; but only to the extent such other Collateral does not represent either (A) Collateral in exchange for which any previously released Collateral shall have been deemed released, or (B) Collateral of equivalent value to any loan or advance (otherwise than by renewal or extension) from any Lender to Debtor in which Collateral a perfected security interest hereunder shall have been obtained contemporaneously with or most recently prior to such loan or advance.

                       (vii) Following the occurrence and during the continuation of an event of default, the Lender may, in its sole discretion and at any time, for the account and expense of Debtor, pay any amount or do any act required of Debtor hereunder or requested by the Lender to preserve, protect, maintain or enforce the Liabilities, the Collateral or the priority of the security interest granted in this Agreement, and which Debtor fails to do or pay, including, without limitation, payment of any judgment against Debtor, any insurance premium, any warehouse charge, any processing charge, any landlord's claim, and any other lien, claim or encumbrance upon or with respect to the Collateral and any such payment shall be added to the Liabilities and shall be repayable upon demand, together with interest at the highest rate then payable on any of the Liabilities.

                       (viii) Following the occurrence and during the continuation of an event of default, the Lender may, in its sole discretion and at any time, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by the Lender with respect to, any of the Collateral, and/or extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release, any of the Liabilities and/or the Collateral, or any obligor, maker, endorser, acceptor, surety or guarantor of, or any party to, any of the Liabilities or the Collateral, all without notice to or consent by Debtor and without otherwise discharging or affecting the Liabilities, the Collateral or the first priority security interest granted in this Agreement. Following the occurrence and during the continuation of an event of default, any proceeds of the Collateral received by Debtor shall not be commingled, but shall be segregated, held by Debtor in trust as the exclusive property of the Lender, and be immediately delivered to the Lender in kind, duly endorsed in blank where appropriate to effectuate the provisions of this Agreement, the same to be held by the Lender as additional Collateral hereunder or, at the Lender's option, to be applied to payment of the Liabilities, whether or not due and in any order, all as provided in Section 4(c) of this Agreement.

         5.  Debtor:

               (a) will, upon request of the Lender, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by the Lender) and do such other acts and things, all as the Lender may from time to time reasonably request to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever except for the Permitted Encumbrances) to secure the payment of the Liabilities;

               (b) will keep, at its address set forth in Section 13 of this Agreement, its records concerning the Collateral, which records will be of such character as will enable the Lender or its designees to determine at any time the status of the Collateral, and Debtor will not, without the Lender's prior written consent, duplicate any such records at any other address;

               (c) following the occurrence and during the continuation of an event of default, will, within twenty (20) calendar days of the last day of each month, furnish the Lender with monthly schedules, executed by a duly authorized officer of Debtor, showing all Accounts Receivable outstanding, on an aging basis, in such detail as the Lender may reasonably request, in addition to such other information concerning Debtor, the Collateral, the Special Account and the Account Debtors relating to the Accounts Receivable as the Lender may from time to time reasonably request;

               (d) will permit the Lender and its designees, from time to time, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Debtor pertaining to the Collateral, the Special Account and the Account Debtors;

               (e) will stamp on its records concerning the Collateral, a notation, and will affix to any Collateral which constitutes equipment, a notice, in form satisfactory to the Lender, of the security interest of the Lender under this Agreement;

               (f) will not sell, assign or create or permit to exist any lien on or security interest in any Collateral to or in favor of anyone other than the Lender except for Permitted Encumbrances;

               (g) following the occurrence of an event of default, will reimburse the Lender for all expenses, including reasonable attorneys' fees and legal expenses, incurred by the Lender in seeking to collect or enforce any rights to the Collateral or under this Agreement or the Note;

               (h) when and as reasonably requested by the Lender, will execute and deliver to the Lender reports as to the Collateral listing all items thereof and, with respect to Collateral other than Accounts Receivable, describing the condition and value thereof;

               (i) will assume all responsibility for the operation and use of the Collateral;

               (j) will maintain liability and casualty insurance in such amounts and against such risks as is customary in the industry;

         6. This Agreement and the Notes have been authorized by all necessary corporate action, and the performance of their respective terms has been obtained, and the Note and this Agreement constitute the valid and binding obligations of Debtor, enforceable in accordance with its terms.

         7.  It shall be an event of default under this Agreement if:

               (a) Debtor shall have failed to make any payment due under either of the Notes and such failure shall continue for five days after the date such payment is due; or

               (b) Debtor shall fail to perform any of its obligations under this Agreement or any other agreement between Lender and Debtor and such failure shall continue after thirty (30) days after receipt of notice from the Lender setting forth the nature of the failure; or

               (c) any of representations and warranties of Debtor set forth in this Agreement shall fail to be true and correct in any material respect and shall not have been cured within thirty (30) days after notice of such failure is received by Debtor.

         8. To effectuate the terms and provisions of this Agreement, following the occurrence and during the continuation of an event of default, Debtor hereby designates and appoints the Lender and its designees or Lenders as attorneys-in-fact of Debtor, with full power of substitution, and with authority: to receive, open and dispose of all mail addressed to Debtor and to notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as the Lender may designate; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of payment or proceeds of the Collateral that may come into the Lender's possession; to sign the name of Debtor on any invoices, documents, drafts against notices to Account Debtors, assignments and requests for verification of accounts; to execute proofs of claim and loss; to execute any endorsements or other instruments of conveyance or transfer; to institute any action or proceeding necessary for the recovery and collection of any moneys that may be due under insurance policies; to discharge, compound, adjust, compromise or release any claims under insurance policies; to execute releases; and to do all other acts and things necessary and advisable in their sole discretion to carry out and enforce this Agreement. All acts of said attorneys or designees are hereby ratified and approved and said attorneys or designees shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any of the Liabilities shall remain unpaid.

         9. Debtor hereby authorizes the Lender, in connection with this Agreement, and to the extent permitted by law, to execute and file at any time or times one or more financing statements or equivalent instruments and continuation statements under the UCC or otherwise, with respect to any or all of the Collateral signed only by the Lender.

         10. Upon payment by Debtor of all of the Liabilities, this Agreement and all of the Lender' and the Lender's rights in the Collateral and obligations under this Agreement shall terminate, and the Lender and the Lender shall, at the request of Debtor, execute and deliver to Debtor appropriate UCC-3 termination statements and such other instruments as Debtor may reasonably request in connection therewith. Notwithstanding the foregoing, this Agreement and the security interest granted by, and the rights of the Lender under, this Agreement shall be reinstated in full force and effect if any Lender surrenders, whether voluntarily or otherwise, any payments made to such Lender (a) because such payment is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds, or (b) for any other reason, including, without limitation, (i) any judgment, decree or order to any court or administrative body having jurisdiction over the Lender or any of its property, or (ii) any settlement or compromise of any such claim effected by the Lender with any such claimant.

         11. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Debtor and the Lender; provided, however, that nothing in this Agreement shall permit Debtor to assign any of its obligations under this Agreement.

         12. Debtor, at its own expense, shall execute and deliver, from time to time, any and all further or other instruments, and perform such acts, as the Lender may reasonably request to effect the purposes of this Agreement and to secure to the Lender the benefits of all rights, authorities and remedies conferred upon the Lender by the terms of this Agreement.

         13. Any notice, request, demand, statement, authorization, approval, consent or other communication pursuant to this Agreement shall be in writing and signed by the party giving such notice. Notice to Debtor shall be given to Debtor at its principal executive offices, presently located at 1141 South Rogers Circle, Suite 11, Boca Raton, Florida 33487, telecopier (561) 750-0420, attention of Mr. Anton Lee Wingeier, CFO, and notice to Lender shall be given to Lender at 300 Plaza Drive, Vestal, New York 13850, attention of Burton I. Koffman with a copy to Howard M. Rittberg , 450 Plaza Drive., Vestal , NY 13850, or to such other address or person as either party may, from time to time, advise the other. Notice shall be given by hand delivery, certified or registered mail, return receipt requested, overnight courier service which provides evidence of delivery, or by telecopier if confirmation of receipt is given or of confirmation of transmission is sent as herein provided.

         14. The Lender shall not have any responsibility for, or obligation or duty with respect to, any or all of the Collateral, of any nature or kind, or any matter or proceeding arising out of or relating to the Collateral, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or Debtor's rights in the Collateral or against any prior parties thereto, but the same shall be at Debtor's sole risk at all times. Debtor hereby releases the Lender from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Liabilities, the use of the Collateral and/or any actions taken or omitted to be taken by the Lender with respect thereto, and Debtor agrees to hold the Lender harmless from and with respect to any and all such claims, causes of action and demands. Any suit or proceeding by the Lender to recover any of the Liabilities shall not be deemed a waiver of or bar against subsequent proceedings by the Lender or any of them with respect to any other Liabilities and/or with respect to the Collateral. No act, failure or delay by the Lender shall constitute a waiver of his or its rights and remedies under this Agreement or otherwise. No single or partial waiver by the Lender of any covenant, warranty, representation, event of default, right or remedy which the Lender may have shall operate as a waiver of any other covenant, warranty, representation, event of default, right or remedy or of the same covenant, warranty, representation, event of default, right or remedy on a future occasion. Debtor hereby waives presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Liabilities or the Collateral, and any and all notices or demands whatsoever (except as expressly provided in this Agreement or the Notes).

         15. This Agreement, and the respective rights, duties and obligations of the parties pursuant to this Agreement, shall be governed by the laws of the State of New York applicable to agreements executed and to be performed wholly within such State. The parties hereby (i) consent to the jurisdiction of the federal and state courts sitting in Broome County, New York in any action relating to or arising out of this Agreement, (ii) agrees that any process in any such action may be served upon it either (a) by certified or registered mail, return receipt requested, or by an overnight courier service which obtains evidence of delivery or (b) by any other method of service permitted by law, with the same full force and effect as if personally served upon such party in Broome County, New York, and (iii) waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto.

         16. If any term of or schedule to this Agreement shall be held to be incomplete, invalid, illegal or unenforceable, the validity of all other terms of this Agreement shall in no way be affected thereby, it being understood that the parties desire that this Agreement be enforced to the maximum extent permitted by law, and the remaining provisions of this Agreement, shall, nevertheless, be binding upon the parties with the same force and effect as though the unenforceable part has been severed and deleted. Debtor acknowledges receipt of a copy of this Agreement.

         17. This Agreement constitutes the entire agreement and understanding of the parties, superseding any and all prior written and prior and contemporaneous oral agreements, understandings and letters of intent, and may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties in the case of a modification or amendment or the party to be charged in the case of a waiver. No course of conduct or dealing and no trade custom or usage shall be construed to modify or amend any of the provisions of this Agreement. The failure of any of the parties to this Agreement to enforce any provision of this Agreement on any occasion shall not be deemed to be a waiver of any preceding or succeeding breach of such provision or of any other provision.

         18. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         19. This Agreement shall bind and inure to the benefit of the parties, and their respective executors, administrators, successors and assigns.

         20. Each of the parties to this Agreement shall execute and deliver to the other party, without charge to the other party, any further instruments and documents and take such other action as may be requested by the other party in order to provide for the other party the benefits of this Agreement.

         21. All references to the masculine, feminine and neuter genders shall include the other genders, the singular shall include the plural, and the plural shall include the singular.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, the day and year first above written.

                                       GENCO POWER SOLUTIONS, INC.


                                       By:______________________________
                                       Name:
                                       Title:


                                       NEW VALU, INC.


                                       By:______________________________
                                       Name:
                                       Title:

                                                                     Exhibit A

Locations for Collateral:


All Accounts Receivable, all other Collateral and all books and records relating to Collateral are located at 1141 South Rogers Circle, Suite 11, Boca Raton, Florida 33487.

COMMERCIAL GUARANTY
Borrower:                                         Lender:
         Genco Power Solutions, Inc.                     New Valu, Inc.
         1141 South Rogers Circle, Suite 11              300 Plaza Drive
         Boca Raton, Florida 33427                       Vestal, New York 13850


Guarantor:         JOHN P. ACUNTO, JR.


AMOUNT OF GUARANTY. The amount of this Guaranty is Unlimited.


CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, JOHN P. ACUNTO, JR.("Guarantor") absolutely and unconditionally guarantees and promises to pay to NEW VALUE, INC. ("Lender") or its order, in legal tender of the United States of America, the indebtedness (as that term is defined below) of GENCO POWER SOLUTIONS, INC. ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of the Guarantor is unlimited and the obligations of Guarantor are continuing.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:


         Borrower. The word "Borrower" means GENCO POWER SOLUTIONS, INC.


         Guarantor. The word "Guarantor" means JOHN P. ACUNTO, JR.


         Guaranty. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated as of February 10, 2006.


         Indebtedness Guaranteed. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

         Lender. The word "Lender" means NEW VALU, INC., its successors and assigns.

         Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term;
(c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(i) Lender has made no representations to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:


         (A) Annual Statements. As soon as available, but in no event later than one- hundred-twenty (120) days after the end of each fiscal year, Guarantor's balance sheet and income statement for the year ended, prepared by Guarantor.


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         (B) Tax Returns. As soon as available, but in no event later than one-hundred- twenty (120) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by Guarantor.

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower;

         (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to pursue any other remedy within Lender's power; or

         (f) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.


In addition to the waivers set forth above, if now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. Section 547(b), or any successor provision of the Federal bankruptcy laws.

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, or any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral to Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's


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trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to

Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:


         Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of


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         this Guaranty. Lender may hire or pay someone else to help enforce this
         Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

         Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

         Governing Applicable Law. This Guaranty has been delivered to Lender and accepted by Lender in the State of New York. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Broome County, State of New York. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of law.

         Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

         Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor", "Borrower", and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other person or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

         Notices. All notices required to be given by either party to the other under this Guaranty shall be in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when


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         deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

         No Waiver By Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

         Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

         Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

THE UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY ANDAGREES TO ITS TERMS. IN ADDITION, GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVEUPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTYWILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OFGUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS EFFECTIVE AS OF FEBRUARY 10, 2006.

GUARANTOR:

John P. Acunto, Jr.


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